Supplement dated April 15, 2015
to the Statement of Additional Information (the "SAI"), dated March 1, 2015, for all funds in the following Trusts:
Fund
Columbia Funds Series Trust
Columbia Funds Series Trust II
The following new paragraphs are hereby added to the Appendix S - More Information About Choosing a Share Class section of the SAI for the above mentioned Trusts:
Additional Information about Systematic Withdrawal Plans
Systematic Withdrawal Plans allow you to schedule regular redemptions from your account any day of the month on a monthly, quarterly or semi-annual basis. Currently, Systematic Withdrawal Plans are generally available for Class A, B, C, R4, R5, T, W, Y and Z share accounts. Contact the Transfer Agent or your financial advisor to set up the plan.
To set up the plan, your account balance must meet the class minimum initial investment amount. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed, as described below.
You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.
Additionally, effective May 1, 2015, the information in the subsection Front-End Sales Charge Reductions - Accounts Eligible for Aggregation in the Appendix S - More Information About Choosing a Share Class section of the SAI for the above mentioned Trusts has been superseded and replaced with the following:
Front-End Sales Charge Reductions — Accounts Eligible for Aggregation
The following accounts are eligible for account value aggregation for purposes of the right of accumulation and letters of intent as described in the prospectuses offering share classes subject to a front-end sales charge:
■	Individual or joint accounts;
■	Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);
■	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;
■	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;
■	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;
■	Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and
■	Investments in wrap accounts;
provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W, Class Z shares of the Funds and/or Class R4 or Class R5 shares of the Funds invested in non-retirement plan accounts.
The following accounts are not eligible for account value aggregation:
■	Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);
■	Accounts invested in Class I, Class K, Class R and/or Class Y shares of the Funds;
■	Retirement plan accounts invested in Class R4 and/or Class R5 shares;
■	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;
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■	Charitable and irrevocable trust accounts;
■	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010; and
■	Direct purchases of Columbia Money Market Fund shares. (Shares of Columbia Money Market Fund acquired by exchange from other Funds may be combined for letter of intent purposes.)
The rest of the section remains the same.
The information under the subsection The Investment Manager and Subadvisers - Portfolio Managers in the Investment Management and Other Services section of the SAI for Columbia Short Term Municipal Bond Fund has been superseded and replaced with the following:
		Other Accounts Managed (excluding the fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Short Term Municipal Bond Fund	Catherine Stienstra	4 RICs 3 PIVs 4 other accounts	$1.62 billion $1.35 billion $18.01 million	None	None	(2)	(11)
	Anders Myhran(n)	3 PIVs 3 other accounts	$1.66 billion $17.60 million		$1- $10,000(b)
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a)	Excludes any notional investments.
(b)	Notional investments through a deferred compensation account.
(n)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of February 28, 2015.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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